Exhibit 99.4


                             CONSULTING AGREEMENT


         This CONSULTING AGREEMENT (the "Agreement") dated effective as of June 24, 2004 is made and entered into by and among L. David Tomei, an individual (the "Consultant"), Xenomics, a company incorporated under the laws of the state of California (the "Xenomics"), and, and Used Kar Parts, Inc., a company incorporated under the laws of the state of Florida ("Holding," and, collectively with Xenomics "Company").

         In consideration of the mutual promises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Consulting Services. The Company hereby engages Consultant to provide certain consulting services to the Company upon request of management from time to time and Consultant hereby accepts such engagement and agrees to perform Consultant's duties and responsibilities in accordance with the terms and conditions hereinafter set forth.

                  1.1 Duties and Responsibilities. Consultant shall serve as co-Chairman of the Board of Directors of the Company. During the Consulting Term (as defined below), Consultant shall perform all duties and accept all responsibilities incident to such position and other appropriate duties as may be assigned to Consultant by the Company's Board of Directors from time to time including service as an officer, director, employee or consultant for Company's subsidiaries, affiliates and joint ventures.

                  1.2 Consulting Term. The term of this Agreement shall commence as of June 24, 2004 (the "Effective Date") and shall continue for 36 months, unless earlier terminated in accordance with Section 4 hereof. The term shall be automatically renewed for successive one (1) year periods until the Consultant or the Company delivers to the other party a written notice of their intent not to renew the "Consulting Term," (a "Non-Renewal Notice") such written notice to be delivered at least sixty (60) days prior to the expiration of the then-effective "Consulting Term" as that term is defined below. The period commencing as of the Effective Date and ending 36 months thereafter or such later date (the "Expiration Date") to which the term of this Agreement shall have been extended by mutual written agreement is referred to herein as the "Consulting Term."

                  1.4 Consulting Fee. From the Effective Date until the earlier of (a) the date Company, directly or through Holding or any direct or indirect majority owned subsidiary of Holding, has received equity or debt financing yielding net proceeds of not less than One Million Dollars ($1,000,000), or (b) eight (8) months after Effective Date (the "Increase Date"), the Company shall pay Consultant a consulting fee (the "Base Consulting Fee") at the annual rate of $135,000 (U.S.), payable at such times as the Company customarily pays its senior level executive officers (but in any event no less often than monthly). Commencing on the Increase Date, the Consulting Fee shall be increased to an annual rate of $175,000 (U.S.).

                  1.5 Incentive Fee. In addition to the Base Consulting Fee Consultant shall be eligible to earn a cash bonus of up to fifty (50%) of his

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Consulting Fee for each twelve-month period during the Consulting Term ("Annual
Bonus") at the discretion of the Company's Board of Directors, or if the Board organizes a compensation committee, such committee (the "Committee"). Within three (3) months after the Effective Date, the Board or the Committee shall agree upon a bonus schedule that provides the goals and targets required for Consultant to earn the Annual Bonus, including the achievement of certain development, approval, publishing, and revenue goals.

                  1.6 Options. Consultant shall be eligible to participate in the Stock Option Plan of Holding (the "Plan").

         (a) The Board of Directors of Holding, will make an initial grant of options to the Consultant as follows:

                           (i) The number of option shares granted to Consultant is 1,012,500 shares of Company's common stock.

                           (ii) The exercise price at which Consultant can purchase option shares is one Dollar and twenty-five cents ($1.25) per share.

                           (iii) The option is exercisable only to the extent vested in accordance with the schedule set forth in paragraph 1.6(a)(iv), below, and the Plan.

                           (iv) The first day that option shares commence to vest is the Effective Date. Option shares shall vest in accordance with the following schedule:

                                    253,125 option shares shall vest on the
                                    first anniversary of the Effective Date;

                                    303,750 option shares shall vest on the
                                    second anniversary of the Effective Date;
                                    and

                                    455,625 option shares shall vest on the
                                    third anniversary of the Effective Date.

                           (v) The option shall expire, and be of no further force or effect, on the earlier of the tenth anniversary of the Effective Date or, except in the event of Involuntary Termination, four years after Consultant ceases to serve as a Consultant to the Company under this Agreement.

         (b) In the event of the termination of this Agreement as a result of Involuntary Termination (as defined below), any outstanding stock options or restricted stock held by Consultant under the Plan, Company's stock option

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plans, and under the stock options plans of corporations that have merged with or into the Company shall automatically have its vesting accelerated (including, for restricted stock, accelerated lapse of a right of repurchase by the Company) in addition to any portion of the option or restricted stock vested prior to the date of termination.

                  1.7 No Other Compensation. Except as expressly provided in Sections 1.4 through 1.6, and under Section 4 below, Consultant shall not be entitled to any other compensation or benefits for services to the Company in any capacity and for services as an officer, director, employee and consultant for Company's subsidiaries, affiliates and joint ventures.

         2. Confidential Information. Consultant recognizes and acknowledges that by reason of Consultant's engagement by and service to the Company before, during and, if applicable, after the Consulting Term, Consultant will have access to certain confidential and proprietary information relating to the Company's business, which may include, but is not limited to, trade secrets, trade "know-how," product development techniques and plans, formulas, customer lists and addresses, financing services, funding programs, cost and pricing information, marketing and sales techniques, strategy and programs, computer programs and software and financial information (collectively referred to herein as "Confidential Information"). Consultant acknowledges that such Confidential Information is a valuable and unique asset of the Company and Consultant covenants that he will not, unless expressly authorized in writing by the Company, at any time during the course of Consultant's engagement use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation except in connection with the performance of Consultant's duties for and on behalf of the Company and in a manner consistent with the Company's policies regarding Confidential Information. Consultant also covenants that at any time after the termination of such engagement, directly or indirectly, he will not use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation, unless such information is in the public domain through no fault of Consultant or except when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order Consultant to divulge, disclose or make accessible such information. All written Confidential Information (including, without limitation, in any computer or other electronic format) which comes into Consultant's possession during the course of Consultant's engagement shall remain the property of the Company. Unless expressly authorized in writing by the Company, Consultant shall not remove any written Confidential Information from the Company's premises, except in connection with the performance of Consultant's duties for and on behalf of the Company and in a manner consistent with the Company's policies regarding Confidential Information. Upon termination of Consultant's engagement, the Consultant agrees to immediately return to the Company all written Confidential Information (including, without limitation, in any computer or other electronic format) in Consultant's possession. As a condition of Consultant's continued engagement with the Company and in order to protect the Company's interest in such proprietary information, the Company shall require Consultant's execution of a Confidentiality Agreement and Inventions Agreement in the form attached hereto as Exhibit "A", and incorporated herein by this reference.

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         3. Non-Competition; Non-Solicitation.

                  3.1 Non-Compete. The Consultant hereby covenants and agrees that during the term of this Agreement and, in the event of (a) Voluntary Termination (as defined below), (b) termination by Company for Cause (as defined below) or Misconduct (as defined below), or (c) the expiration of the Consulting Term as a result of a Non-Renewal Notice for a period of one year following the end of the Consulting Term, the Consultant will not, without the prior written consent of the Company, directly or indirectly, on his own behalf or in the service or on behalf of others, whether or not for compensation, engage in any business activity, or have any interest in any person, firm, corporation or business, through a subsidiary or parent entity or other entity (whether as a shareholder, agent, joint venturer, security holder, trustee, partner, consultant, creditor lending credit or money for the purpose of establishing or operating any such business, partner or otherwise) with any Competing Business in the Covered Area. For the purpose of this Section 3.1, (i) "Competing Business" means any medical or health care company, any contract manufacturer, any research laboratory or other company or entity (whether or not organized for profit) that has, or is seeking to develop, one or more products or therapies that is related to genetic testing through the use of urine specimens and (ii) "Covered Area" means all geographical areas of the United States, Italy and other foreign jurisdictions where Company then has offices and/or sells its products directly or indirectly through distributors and/or other sales agents. Notwithstanding the foregoing, the Consultant may own shares of companies whose securities are publicly traded, so long as ownership of such securities do not constitute more than one percent (1%) of the outstanding securities of any such company.

                  3.2 Non-Solicitation. The Consultant further agrees that as long as the Agreement remains in effect and, in the event of (a) Voluntary Termination (as defined below), or (b) termination by Company for Cause (as defined below), Misconduct (as defined below) or the expiration of the Term as a result of a Non-Renewal Notice for a period of one (1) year from its termination, the Consultant will not divert any business of the Company and/or its affiliates or any customers or suppliers of the Company and/or the Company's and/or its affiliates' business to any other person, entity or competitor, or induce or attempt to induce, directly or indirectly, any person to leave his or her engagement with the Company and/or its affiliates.

                  3.3 Remedies. The Consultant acknowledges and agrees that his obligations provided herein are necessary and reasonable in order to protect the Company and its affiliates and their respective business and the Consultant expressly agrees that monetary damages would be inadequate to compensate the Company and/or its affiliates for any breach by the Consultant of his covenants and agreements set forth herein. Accordingly, the Consultant agrees and acknowledges that any such violation or threatened violation of this Section 3 will cause irreparable injury to the Company and that, in addition to any other remedies that may be available, in law, in equity or otherwise, the Company and its affiliates shall be entitled to obtain injunctive relief against the threatened breach of this Section 3 or the continuation of any such breach by the Consultant without the necessity of proving actual damages.

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         4. Termination.

                  4.1 By Company. The Company, acting by duly adopted resolutions of the Board, may, in its discretion and at its option, terminate the Consultant's engagement with or without Cause or Misconduct, and without prejudice to any other right or remedy to which the Company or Consultant may be entitled at law or in equity or under this Agreement. In the event the Company desires to terminate the Consultant's engagement without Cause or Misconduct, the duly adopted resolutions of the Board must include the consent of at least one director appointed to the Board by the former shareholders of Xenomics. and the Company shall give the Consultant not less than sixty (60) days advance written notice of such termination. Termination of Consultant's engagement hereunder shall be deemed to be "for Cause" in the event that Consultant violates his duties under any provisions of this Agreement after there has been delivered to Consultant a written demand for performance from the Company which describes the basis for the Company's belief that Consultant has not substantially performed his duties. Termination of Consultant's engagement hereunder shall be deemed to be "for Misconduct", if Consultant is found to be in material breach of the provisions of Sections 2 or 3 of this Agreement, is guilty of any felony or an act of fraud or embezzlement, is guilty of willful misconduct or gross neglect, misappropriation, concealment or conversion of any money or property of the Company, or reckless conduct which endangers the safety of other persons or property during the course of engagement or while on premises leased or owned by the Company..

                  4.2 Involuntary Termination. "Involuntary Termination" shall mean (i) a material reduction by the Company in the compensation of Consultant, without the Consultant's written consent, as in effect immediately prior to such reduction; (ii) any termination of Consultant by the Company which is not effected for Misconduct, Cause or as a result of the expiration of the Term as a result of a Non-Renewal Notice, or any purported termination for Misconduct or Cause for which the grounds relied upon are determined by a court of competent jurisdiction not to be valid, unless Consultant, following such purported termination, receives all compensation, including vesting of all unvested stock options and restricted stock within five business days of such determination, or
(iii) the termination by Consultant for Company's or Holding's violation of any material provision of this agreement, unless the grounds relied upon are determined by a court of competent jurisdiction not to be valid.

                  4.3 By Consultant's Death or Disability. This Agreement shall also be terminated upon the Consultant's death and/or a finding of permanent physical or mental disability, such disability expected to result in death or to be of a continuous duration of no less than three (3) months, and the Consultant is unable to perform his usual and essential duties for the Company.

                  4.4 Voluntary Termination. Consultant may voluntarily terminate the Engagement Term upon sixty (60) days' prior written notice for any reason; provided, however, that no further payments shall be due under this Agreement in that event except that Consultant shall be entitled to any benefits due under any compensation or benefit plan provided by the Company for Consultants or otherwise outside of this Agreement.

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                  4.5 Compensation on Termination.

                           (a) Cause or Misconduct. In the event the Company
terminates Consultant for Cause or Misconduct, Consultant shall not be entitled to any compensation other than Base Consulting Fee accrued through the date of termination. Such termination shall also immediately cease the vesting of all outstanding unvested options and restricted stock held on the date of termination and all such unvested options shall thereupon expire.

                           (b) Voluntary Termination. In the event Consultant
resigns from the Company voluntarily, Consultant shall not be entitled to any compensation other than Base Consulting Fee accrued through the effective date of his resignation.

                           (c) Involuntary Termination. In the event Consultant
is terminated by the Company due to an Involuntary Termination prior to the expiration of the Engagement Term, the Company shall pay to Consultant (i) the balance of Consultant's Base Consulting Fee in accordance with the schedule such payments had been made during the six months preceding such termination for the remainder of the Consulting Term; and (ii) twenty five percent (25%) of such balance, representing an estimate of all bonuses which would have been paid during such period, payable 60 days after such termination.

                           (d) Death or Disability In the event of termination
by reason of Consultant's death and/or permanent disability, Consultant or his executors, legal representatives or administrators, as applicable, shall be entitled to an amount equal to Consultant's Base Consulting Fee accrued through the date of termination, plus a pro rata share of any annual bonus to which Consultant would otherwise be entitled for the year during which death or permanent disability occurs.

         5. Guarantee by Holding. Holding hereby unconditionally and irrevocably guarantees to Consultant the timely payment and performance by Company of all payments under this Agreement as they becomes due. Holding acknowledges, covenants and agrees that this guaranty shall survive the termination of the Agreement and shall continue in full force and effect with respect to any of Company's obligations hereunder which are not performed upon and which survive the termination of this Agreement.

         6. General Provisions.

                  6.1 Modification; No Waiver. No modification, amendment or discharge of this Agreement shall be valid unless the same is in writing and signed by all parties hereto. Failure of any party at any time to enforce any provisions of this Agreement or any rights or to exercise any elections shall in no way be considered to be a waiver of such provisions, rights or elections and shall in no way affect the validity of this Agreement. The exercise by any party of any of its rights or any of its elections under this Agreement shall not preclude or prejudice such party from exercising the same or any other right it may have under this Agreement irrespective of any previous action taken.

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                  6.2 Notices. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered or mailed by registered or certified mail as follows (provided that notice of change of address shall be deemed given only when received):

         If to the Company, to:             Xenomics
                                            6034 Monterey Ave.
                                            Richmond, CA 94805
                                            Attn: President

         with a required copy to:           Dirk Michels, Esq.
                                            Kirkpatrick & Lockhart LLP
                                            Four Embarcadero Center, 10th Floor
                                            San Francisco, CA 94111


         If to Consultant, to:              L. David Tomei
                                            3018 California Street
                                            San Francisco, CA 94115

Or to such other names or addresses as the Company or Consultant, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this Section.

                  6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  6.4 Further Assurances. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Agreement.

                  6.5 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, then such illegal or unenforceable provision shall be modified by the proper court or arbitrator to the extent necessary and possible to make such provision enforceable, and such modified provision and all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement shall be given effect separately from the provisions or portion thereof determined to be illegal or unenforceable and shall not be affected thereby.

                  6.6 Successors and Assigns. Consultant may not assign this Agreement without the prior written consent of the Company. The Company may assign its rights without the written consent of Consultant, so long as the

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Company or its assignee complies with the other material terms of this
Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company, and the Consultant's rights under this Agreement shall inure to the benefit of and be binding upon his heirs and executors. The Company's subsidiaries and controlled affiliates shall be express third party beneficiaries of this Agreement.

                  6.7 Entire Agreement. This Agreement supersedes all prior agreements and understandings between the parties, oral or written. No modification, termination or attempted waiver shall be valid unless in writing, signed by the party against whom such modification, termination or waiver is sought to be enforced.

                  6.8 Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, and all of which taken together shall constitute one and the same instrument. This Agreement may be executed by facsimile with original signatures to follow.


                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first written above.



"COMPANY:"                                        Xenomics,
                                                  a California Corporation


                                                  By:  /s/ Samuil Umansky
                                                     ---------------------------
                                                     Name:  Samuil Umansky
                                                     Title: President


"CONSULTANT:"                                     /s/ L. David Tomei
                                                  ---------------------------
                                                  L. David Tomei



"HOLDING:"                                        Used Kart Parts,Inc.,
                                                  a Florida Corporation


                                                  By:  /s/ Christoph Bruening
                                                     ---------------------------
                                                     Name: Christoph Bruening
                                                     Title: President

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                                    Exhibit A

               Confidentiality Agreement and Inventions Agreement










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